SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 17, 2002

EQUIFAX INC.
(Exact Name of Registrant as Specified in Its Charter)

Georgia
(State or Other Jurisdiction of Incorporation)

1-6605 (Commission File Number)	58-0401110 (I.R.S. Employer Identification No.)

1550 Peachtree Street, N. W., Atlanta, GA (Address of Principal Executive Offices)	30309 (Zip Code)

(404) 885-8000
Registrant’s telephone number, including area code

Item 5.    Other Events and Regulation FD Disclosure

On October 17, 2002, Equifax Inc. issued a press release announcing its third quarter revenue and earnings results. A copy of the press release is attached hereto as Exhibit 99 to this report and incorporated herein by reference.

Item 7.    Financial Statements and Exhibits

(c)  Exhibits

Exhibit 99—Press Release issued by Equifax Inc. regarding third quarter earnings, dated October 17, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUIFAX INC.

By:	/s/ PHILIP J. MAZZILLI
Philip J. Mazzilli Chief Financial Officer

Date: October 18, 2002

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EXHIBIT INDEX

The following Exhibits are being filed with this Report.

Exhibit Number	Description

99	Text of Press Release of Equifax Inc., dated October 17, 2002

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